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                                                                   EXHIBIT 10.70


                                  EXHIBIT "C"

                              REVOLVING CREDIT NOTE


                                                               Detroit, Michigan
$33,000,000                                                     February 7, 2001


On or before the Revolving Credit Maturity Date, FOR VALUE RECEIVED, JPE, INC., a Michigan corporation ("JPE"), DAYTON PARTS, INC., a Michigan corporation ("Dayton"), STARBOARD INDUSTRIES, INC., a Michigan corporation, PLASTIC TRIM, INC., an Ohio corporation, JPE FINISHING, INC., an Ohio corporation and BRAKE, AXLE AND TANDEM COMPANY CANADA INC., an Alberta corporation (all of the foregoing companies being collectively identified as "Companies" and individually as a "Company") jointly and severally promise to pay to the order of COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank") at its Main Office at 500 Woodward Avenue, Detroit, Michigan 48226, in lawful money of the United States of America the indebtedness or so much of the sum of Thirty Three Million Dollars ($33,000,000) as may from time to time have been advanced and then be outstanding hereunder pursuant to the Credit Agreement dated as of February 7, 2001, made by and between Companies and Bank (herein called "Agreement"), together with interest thereon as hereinafter set forth.

         Each of the Advances hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

         This Note is a note under which advances, repayments and readvances may be made from time to time, subject to the terms and conditions of the Agreement. This Note evidences borrowing under, is subject to, is secured in accordance with, and may be matured under, the terms of the Agreement, to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets including deposits and other credits of the Company, at any time in possession or control of or owing by Bank for any purpose.

         Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon. Any transferees of, or endorser, guarantor or surety paying this
Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

         All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.


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         This Note replaces (by renewal) those certain Eurodollar Notes dated
May 27, 1999 made in the principal amounts of $20,000,000 and $30,000,000 by Companies payable to Bank.

                                                  JPE, INC.




                                                  By: /s/ David L. Treadwell
                                                      --------------------------

                                                       Chairman and Chief
                                                  Its: Executive Officer
                                                       -------------------------



                                                  BRAKE, AXLE AND TANDEM
                                                  COMPANY CANADA INC.




                                                  By: /s/ David L. Treadwell
                                                      --------------------------

                                                  Its: Director
                                                       -------------------------


                                                  DAYTON PARTS, INC.




                                                  By: /s/ David L. Treadwell
                                                      --------------------------

                                                  Its: Chief Executive Officer
                                                       -------------------------





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                                                  PLASTIC TRIM, INC.




                                                  By: /s/ David L. Treadwell
                                                      --------------------------

                                                  Its: Chief Executive Officer
                                                       -------------------------


                                                  STARBOARD INDUSTRIES, INC.



                                                  By: /s/ David L. Treadwell
                                                      --------------------------

                                                  Its: Chief Executive Officer
                                                       -------------------------


                                                  JPE FINISHING, INC.




                                                  By: /s/ David L. Treadwell
                                                      --------------------------

                                                  Its: Chief Executive Officer
                                                       -------------------------









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